UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2015

MASSIVE INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53892	20-8295316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56th Floor, 10 Lower Thames Street London EC3R 6AF, United Kingdom
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 30, 2015, Massive Interactive, Inc. issued a press release announcing that its Board of Directors has authorized management to explore a full range of strategic alternatives to enhance value for stockholders.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued April 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MASSIVE INTERACTIVE, INC.

Date: April 30, 2015	/s/ Ron Downey
	Name:	Ron Downey
	Title:	Chairman of the Board of Directors and Chief Executive Officer